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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  May 8, 2003

                        MidCarolina Financial Corporation
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        North Carolina                                      56-6144577
 ---------------------------      _____________________     ----------
(State or other jurisdiction      (Commission File No.)     (IRS Employer
     of incorporation)                                      Identification No.)


                            3101 South Church Street
                        Burlington, North Carolina 27215
                        --------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (336) 538-1600
                                                    --------------

                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

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                                      INDEX

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Item 7 - Exhibits                                                                     3

Item 9 - Regulation FD Disclosure (disclosing information pursuant to Item 12
Results of Operations and Financial Condition)                                        3

Signatures                                                                            4

Exhibit 99(a) Press Release dated May 8, 2003                                         5
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Item 7 - Exhibits

    99  Additional Exhibits

       (a)  Press Release dated May 8, 2003

Item 9 - Regulation FD Disclosure (disclosing information pursuant to Item 12 Results of Operations and Financial Condition)

       (a) On May 8, 2003, the Registrant issued a news release to announce its earnings for the quarter-to-date and year-to-date periods ended March 31, 2003.

As of March 31, 2003, the Company had 1,704,789 shares outstanding.

Disclosures About Forward Looking Statements

     The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions of judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.

     The news of this event was released on May 8, 2003, as evidenced by Exhibit 99(a) to this Form 8-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MIDCAROLINA FINANCIAL CORPORATION


Date: May 8, 2003                      By: /s/ Randolph J. Cary, Jr.
                                          --------------------------------------
                                           Randolph J. Cary, Jr., President and
                                           Chief Executive Officer

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